UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2025

MKS INSTRUMENTS, INC.

(Exact name of Registrant as Specified in Its Charter)

Massachusetts	000-23621	04-2277512
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Tech Drive Suite 201
Andover, Massachusetts		01810
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 978 645-5500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MKSI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 12, 2025, the Board of Directors (the “Board”) of MKS Instruments, Inc. (the “Company”) appointed James A. Schreiner, age 63, who currently serves as Executive Vice President and Chief Operating Officer, Materials Solutions Division, to serve as Executive Vice President and Chief Operating Officer, effective as of August 1, 2025. In this role, Mr. Schreiner will serve as the principal operating officer of the Company.

In addition, on May 12, 2025, the Board appointed David P. Henry, who currently serves as Executive Vice President, Operations and Corporate Marketing, to serve as Executive Vice President, Global Strategic Marketing and General Manager, Materials Solutions Division, effective as of August 1, 2025.

In connection with his appointment, Mr. Schreiner will receive (i) an increase in annual base salary from $510,000 to $600,000, effective as of August 3, 2025, (ii) a time-based restricted stock unit award with a grant date fair value of $125,000 (the “Time-Based RSUs”), (iii) a performance-based restricted stock unit award tied to Adjusted EBITDA for the year ending December 31, 2025 with a grant date value of $87,500 ($175,000 at maximum achievement) (the “Adjusted EBITDA RSUs”), and (iv) a performance-based restricted stock unit award tied to relative total shareholder return for the three-year period ending December 31, 2027 with a grant date value of $37,500 ($75,000 at maximum achievement) (the “rTSR RSUs” and, together with the Time-Based RSUs and the Adjusted EBITDA RSUs, the “RSUs”). The RSUs will be subject to the terms and conditions of the Company’s 2022 Stock Incentive Plan and the respective restricted stock unit agreement and are each expected to be granted on August 4, 2025. The Time-Based RSUs will vest in three equal annual installments beginning on February 15, 2026, the Adjusted EBITDA RSUs will vest in three equal annual installments beginning on February 15, 2026, subject to the achievement of performance criteria, and the rTSR RSUs will vest in full on February 15, 2028, subject to the achievement of performance criteria.

In connection with his appointment, Mr. Henry will receive an increase in annual base salary from $510,000 to $575,000, effective as of August 3, 2025.

Mr. Schreiner’s biographical information is set forth in the section entitled “Executive Officers” of the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 1, 2025 (the “Proxy Statement”), which information is incorporated herein by reference. There are no arrangements or understandings between Mr. Schreiner and any other persons pursuant to which Mr. Schreiner assumed the role of principal operating officer of the Company. There are also no family relationships between Mr. Schreiner and any other director or executive officer of the Company. In addition, Mr. Schreiner has no direct or indirect material interest in any “related person” transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Restated Articles of Organization

At the 2025 Annual Meeting of Shareholders of the Company (the “2025 Annual Meeting”) held on May 12, 2025, shareholders of the Company approved amendments to the Company’s Restated Articles of Organization, as amended (the “Articles”), to (i) lower the voting requirement for certain matters from a supermajority to a simple majority voting standard and (ii) change the Company’s name to MKS Inc. (collectively, the “Articles Amendments”). Following shareholder approval of the Articles Amendments proposals, the Company filed the Restated Articles of Organization with the Secretary of the Commonwealth of the Commonwealth of Massachusetts to effect the Articles Amendments on May 16, 2025.

The foregoing summary of the Articles Amendments is qualified in its entirety by reference to the full text of the Restated Articles of Organization, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Amendments to Second Amended and Restated By-Laws

At the 2025 Annual Meeting, shareholders of the Company approved an amendment to the Company’s Second Amended and Restated By-Laws (the “By-Laws”) to lower the voting requirement to amend the By-Laws from a supermajority to a simple majority voting standard (the “By-Laws Supermajority Amendment”). The By-Laws Supermajority Amendment became effective immediately upon approval by the shareholders of the Company.

In connection with the change to the Company’s name to MKS Inc., the Board approved an additional administrative amendment to the By-Laws to reflect the name change (the “By-Laws Name Change Amendment” and, together with the By-Laws Supermajority Amendment, the “By-Laws Amendments”) effective as of May 16, 2025.

The foregoing summary of the By-Laws Amendments is qualified in its entirety by reference to the full text of the By-Laws Amendments, which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The following sets forth the results of voting by shareholders at the 2025 Annual Meeting:

a) Election of two Class II Directors to serve for a three-year term and until their successors are elected:

Director Nominee	Votes For	Votes Withheld
John T.C. Lee	59,950,434	379,281
Jacqueline F. Moloney	56,793,851	3,535,864

There were broker non-votes of 2,656,076 shares on this proposal.

b) Approval of an amendment to the Articles, to lower the voting requirement for approval of certain matters from a supermajority to a simple majority voting standard:

Votes For	Votes Against	Votes Abstained
60,179,342	141,373	9,000

There were broker non-votes of 2,656,076 shares on this proposal.

c) Approval of an amendment to the By-Laws to lower the voting requirement for approval of an amendment to the By-Laws from a supermajority to a simple majority voting standard:

Votes For	Votes Against	Votes Abstained
60,177,711	141,905	10,099

There were broker non-votes of 2,656,076 shares on this proposal.

d) Approval of an amendment to the Articles to change the Company’s name to MKS Inc.:

Votes For	Votes Against	Votes Abstained
62,899,742	50,381	35,668

There were no broker non-votes for this proposal.

e) Approval of compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and any related material disclosed in the Proxy Statement for this meeting:

Votes For	Votes Against	Votes Abstained
56,421,149	3,869,214	39,352

There were broker non-votes of 2,656,076 shares on this proposal.

f) Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025:

Votes For	Votes Against	Votes Abstained
59,584,955	3,381,199	19,637

There were no broker non-votes for this proposal.

Item 7.01 Regulation FD Disclosure.

On May 15, 2025, the Company issued a press release announcing the change to the Company’s name to MKS Inc., effective May 16, 2025, as described further under Item 5.03 of this Current Report on Form 8-K.

The information in this Item 7.01 of this Current Report on Form 8-K, including the press release attached hereto as Exhibit 99.1, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Restated Articles of Organization
3.2	Amendments to Second Amended and Restated By-Laws
99.1	Press Release dated May 15, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MKS INSTRUMENTS, INC.

Date:	May 15, 2025	By:	/s/ Kathleen F. Burke
Name: Kathleen F. Burke Title: Executive Vice President, General Counsel and Secretary